CONFIDENTIAL TREATMENT REQUESTED Execution Copy AMENDMENT NO. 1 TO RECEIVABLES LOAN AND SECURITY AGREEMENT AMENDMENT NO. 1 DATED JUNE 8, 2018 (this "Amendment") to the RECEIVABLES LOAN AND SECURITY AGREEMENT, DATED AS OF JANUARY 25, 2018 (the "Existing Agreement"), among VOLT FUNDING II, LLC (the "Borrower"), VOLT INFORMATION SCIENCES, INC. (the "Servicer"), AUTOBAHN FUNDING COMPANY LLC ("Autobahn"), as Conduit Lender, the OTHER LENDERS PARTY THERETO, DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH ("DZ Bank"), as agent (the "Agent") and Autobahn and DZ Bank, as letter of credit issuers (the "LC Issuers") (the Existing Agreement, as amended by this Amendment and as it may be further amended, supplemented, modified and/or restated in accordance with its terms, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Agreement. WHEREAS, the Borrower has requested an exception to the limitation on Eligible Receivables with original terms in excess of 60 days as set forth in the definition of "Overconcentration Amount"; WHEREAS, the parties wish to make certain additional changes, effective retroactively to the original Closing Date, for consistency with the servicing and administration of the Agreement; WHEREAS, Autobahn is currently the only Lender under the Existing Agreement; and WHEREAS, in conjunction with the foregoing, the parties hereto have agreed to amend the Existing Agreement on the terms and subject to the conditions herein set forth; NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree to the following amendments: 1. Current Amendment to Existing Agreement. As of the Effective Date (as defined below), the Existing Agreement shall be amended by deleting clause (xii) of the definition of"Overconcentration Amount" in Section 1.01 of the Existing Agreement and replacing it in its entirety by the following: (xii) Eligible Receivables (other than Eligible Receivables for which [ X X X ] or a Subsidiary thereof is an Obligor, so long as [XXX] is rated [XXX] (or its equivalent) or better by at least one Rating Agency) with original payment terms permitting payment more than 60 days after the date the Receivable is invoiced: 2.5%; Portions of the exhibit, indicated by the mark “[XXX],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. Retroactive Amendment to the Existing Agreement. Effective as of the Closing Date, the Existing Agreement shall be amended by deleting the definition of "Borrowing Base Deficiency" in Section 1.01 of the Existing Agreement and replacing it in its entirety by the following: "Borrowing Base Deficiency": At any time, the extent to which the sum of (i) the then Advances Outstanding and (ii) the Adjusted LC Participation Amount, exceeds the Borrowing Base. 3. Conditions to Effectiveness. This Amendment shall be effective on the date of delivery to the Agent of (i) counterparts of this Amendment duly executed by all parties hereto (such date, the "Effective Date"). 4. Miscellaneous. 4.1 Each ofthe Borrower and the Servicer represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that, upon the effectiveness of this Amendment: (a) each of the Borrower and the Servicer has the corporate power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Amendment; (b) no consent of any other Person (including, without limitation, shareholders or creditors of the Borrower or the Servicer), and no approval or authorization of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment by the Borrower or the Servicer other than such that have been obtained; and (c) the Existing Agreement, as amended hereby, constitutes the legal, valid and binding obligation of each of the Borrower and the Servicer, enforceable against each of them in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). 4.2 The Existing Agreement, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms. In addition, this Amendment shall not be deemed a waiver of any Amortization Event, Servicer Event of Default or Event of Default (nor any event that but for notice or lapse of time or both would constitute an Amortization Event, Servicer Event of Default or Event of Default) or any other term or condition of any Basic Document, shall not be deemed to prejudice any right or rights which any Lender or the Agent (i) have to exercise any rights, remedies, powers, claims or causes of action now or hereafter available under the Agreement or any other Basic Document as a result of any past, present or future Amortization Event, Servicer Event of Default or Event of Default (nor any event that but for notice or lapse of time or both would constitute an Amortization Event, Servicer Event of Default or Event of Default), or (ii) otherwise may now have or may have in the future under or in connection with any Basic Document or any of the 162895768 2 instruments or agreements referred to therein, as the same may be amended from time to time (including pursuant to this Amendment), and each of the Agent and the Lenders hereby reserve all of their respective rights, remedies, powers, claims and causes of action under the Existing Agreement, as amended hereby, and under applicable law, all of which rights, remedies, powers, claims and causes of action are cumulative to such patiy. 4.3 All references in the Existing Agreement to "this Agreement" and "herein" and all references to the Agreement in the documents executed by the parties hereto in connection with the Existing Agreement shall mean the Existing Agreement as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time. 4.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. 4.5 The Borrower hereby agrees to pay all reasonable and documented out- of-pocket third-party costs and expenses incurred by the Agent and the Lenders in connection with this Amendment as required pursuant to Section 16.03 of the Agreement to be paid, including, without limitation, the reasonable fees and expenses of Arnold & Porter Kaye Scholer LLP, counsel to the Agent. 4.6 GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. [Signature pages to follow.] 162895768 3